Exhibit 10.18
FIFTH AMENDMENT OF CALIFORNIA COMMERCIAL LEASE AGREEMENT

    THIS FIFTH AMENDMENT OF CALIFORNIA COMMERCIAL LEASE AGREEMENT (the “Amendment”) is made and entered into this 13th day of January 2022, by and between Spyglass Tesla, LLC (“Landlord”) and VIZIO, Inc. (formerly known as V, Inc.), a California corporation (“Tenant”).

Landlord and Tenant hereby agree as follows:

1.    The California Commercial Lease Agreement between the parties dated January 29, 2007 (the “Lease”), which relates to the Premises located at

39 Tesla
Irvine, CA 92618

is hereby amended as follows:

a.    In Paragraph 1.A of the Lease, Term, the expiration date of January 31, 2022, is deleted and replaced with January 31, 2027.

b.    All prior addendums are replaced by Exhibit “A” attached herewith.

2.    Except as expressly amended above, the Lease remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Standard Amendment of Lease on the date first written above.

LANDLORD                        TENANT

By:    /s/ Paul Wang                    By:     /s/ Adam Townsend

Name:     Paul Wang                    Name: Adam Townsend

Title:     Manager                    Title: CFO

Date:     1/13/2022                    Date:     1/13/2022

Exhibit 10.18
Exhibit “A”

ADDENDUM “A” (Effective February 1, 2022)

This revised addendum is for the California Commercial Lease Agreement Dated January 29, 2007, between VIZIO, Inc. (formerly V, Inc., the "Tenant") and Spyglass Tesla, LLC (the "Landlord") for property located at 39 Tesla, Irvine, California 92618.

Starting February 1, 2022, the new Monthly payment shall be as follows: